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                                                                      EXHIBIT 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Amgen Inc. (the "Company") hereby certifies that:

      (i) the accompanying Quarterly Report on Form 10-Q of the Company for the three and six months ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 6, 2004                    /S/ KEVIN W. SHARER
       --------------              ---------------------------------------
                                              Kevin W. Sharer
                                  Chairman of the Board, Chief Executive
                                           Officer and President

      A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Amgen Inc. and will be retained by Amgen Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Amgen Inc. (the "Company") hereby certifies that:

      (i) the accompanying Quarterly Report on Form 10-Q of the Company for the three and six months ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 6, 2004                      /S/ RICHARD D. NANULA
       --------------                   -----------------------------
                                              Richard D. Nanula
                                           Executive Vice President
                                         and Chief Financial Officer

      A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Amgen Inc. and will be retained by Amgen Inc. and furnished to the Securities and Exchange Commission or its staff upon request.